SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC  20549



                             FORM 8-K
                           Current Report



                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934




                   Date of Report:	June 14, 2000
		               (Date of earliest event reported)



                      BUSINESSMALL.COM, INC.
        Exact name of registrant as specified in its charter



	 Nevada                                0-15413            		    95-3480640

State of other jurisdiction of      Commission File No.	       I.R.S. Employer
incorporation or organization			                                   ID No.



        601 Cleveland Street, Suite 930, Clearwater, Florida  33755
                   (Address of principal executive offices)


     Registrant's telephone number, including area code:	(727) 507-3555



                               				N/A
        (Former name or former address if changed since last report)

Item 2.	  ACQUISITION AND DISPOSITION OF ASSETS

	On June 14, 2000, the Registrant sold its 83.2% stake in CCC Communications
Corporation ("CCC") to ForcedMatrix.Com, Inc. ("Purchaser") for nominal consideration and the assumption of debt.  CCC is a reseller of long distance and international telecommunications services, which is no longer the focus of the Registrant's business.  The Registrant has devoted a substantial portion of its assets to building its internet holdings and could not continue to devote substantial assets to the business of CCC.  Therefore, the Registrant's Board of
Directors decided to dispose of this business to eliminate further losses and to allow management to continue to build the Registrant's internet businesses.

     The Registrant has agreed to complete the purchase of the remaining issued and outstanding shares of CCC for approximately 643,679 shares of its common stock. Immediately thereafter, the Registrant will transfer the remaining 16.8% of CCC to the Purchaser.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

	(a)	Pro Forma Condensed Consolidated Balance Sheet and Statement of
     Operations six months ended March 31, 2000

	(b)	Pro Forma Condensed Consolidated Statement of Operations year ended
     September 30, 1999.

 (c) Exhibits

2.1	Stock Purchase Agreement and Agreement with Respect to Other Matters dated as of June 14, 2000. (Registrant hereby agrees to furnish supplementary to the Securities and Exchange Commission, upon request, a copy of any omitted Schedule referred to in the Agreement.

	Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                						BUSINESSMALL.COM, INC.



               						By: /s/ Barry L. Shevlin
				                     Barry L. Shevlin, CEO


                       	BUSINESSMALL.COM, INC.
               UNAUDITED PROFORMA COMBINED BALANCE SHEET
                          March 31, 2000

                                    COMBINED             PRO-FORMA        PRO-FORMA
                                   As Reported          ADJUSTMENTS        COMBINED


ASSETS

Current assets:
	Cash and cash equivalents      	$  2,581,220   	      $   (2,564)  1   $ 2,578,656
	Certificates of deposit	             138,077             (38,077)  1      	100,000
	Notes receivable	                    126,429             (24,429)  1      	102,000
	Accounts receivable, net	            380,927            (212,423)  1      	168,504
	Inventory                             	6,037              (6,037)  1            	-
	Prepaid and other 	                  230,500                              	230,500
	Total current assets	              3,463,190            (283,530)  	     3,179,660

Property and equipment, net        	3,171,569            (861,140)       	2,310,429

Other assets:
	Goodwill, net	                     4,735,103          (4,235,103)  2      	500,000
	Intangible assets, net	              457,587            (165,109)  1      	292,478
	Deferred charges	                     50,941             (50,941)  1	            -
	Deposits	                             57,786             (20,577)  1 	      37,209
	Total other assets	                5,301,417          (4,471,730)        	 829,687
	Total assets                 	$   11,936,176          (5,616,400)      $ 6,319,776


                        LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
	Accounts payable             	$    1,228,993            (579,451)  1  	$   649,542
	Accrued liabilities:
		Accrued payroll and taxes          	777,418            (349,599)  1	      434,819
		Other	                               79,661             (32,667)  1      	 46,994

	Convertible debentures	            2,002,500	            248,500   3	    2,251,000
	Notes payable to related parties	    117,625	                              117,625
	Lines of credit	                      36,736             (36,736)  1	            -
	Current maturities of long-term debt	114,892            (114,892)  1	            -
	Current portion of capital lease
   obligation	                        123,773            (114,087)  1         9,686

		Total current liabilities	        4,481,598            (971,932)    	   3,509,666

Long-term liabilities:
	Long-term debt, net of
     current maturities               	87,500             (87,500)  1	            -
	Long-term portion of capital
     lease obligation	                 53,333             (53,333)             	  -

 Total liabilities	                 4,622,431          (1,112,765)     	  3,509,666

Minority interest	                    747,303            (747,303)  1	            -

Stockholders' equity:

	Common stock par value $.001,
 50,000,000	shares authorized,
 13,115,806 and 8,222,122
	shares issued and outstanding
 at March 31,2000 and
 September 30, 1999, respectively    	 13,116	                               13,116

	Additional paid-in capital       	19,773,958                         		 19,773,958

	Accumulated deficit          	   (13,220,632)        (3,756,332)  4 	  (16,976,964)

 	Total stockholders' equity	       6,566,442         (4,503,635) 	       2,810,110
		                              $  11,936,176         (5,616,400)     	$  6,319,776

  Unaudited - See accompanying notes to condensed consolidated pro-forma financial statements

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


                          BUSINESSMALL.COM, INC.
             CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      Six Months Ended March 31,2000



           						           As Reported	             Pro-Forma	          Pro-Forma
	                            Combined	              Adjustments         Combined


REVENUES:                  	$2,593,703            	$(2,598,598)  1    $     4,104


COSTS AND EXPENSES:
	Cost of sales              	2,042,254             	(2,039,814)  1         	2,440
	Selling, general &
     administrative	         5,658,031	               (805,111)  1	     4,852,920

                             7,700,285	             (2,844,925)	        4,855,360

OPERATING LOSS             	(5,106,582)	               246,327       	 (4,851,256)

OTHER INCOME (EXPENSE):
  Loss from discontinued
     operations                    	-              	(4,169,722)  3    	(4,169,722)
	 Other income                 	64,943	                 25,012   1        	39,931
	Interest expense	          (1,398,913)               	(43,471)  1	    (1,355,442)
	Amortization expense	        (141,545)	              (139,603)  1/2    	  (1,942)

                          		(1,475,515)            	(4,011,660)       	(5,487,175)

NET LOSS                  	$(6,582,097)	           $(3,765,333)     	$(10,338,430)

WEIGHTED AVERAGE NUMBER
OF COMMON SHARES
OUTSTANDING                 	9,625,658              	9,625,658         	9,625,658

NET LOSS PER SHARE -
 Basic and Diluted	-
 Continuing Operations           $(.68)                                     $(.68)
NET LOSS PER SHARE -
 Discontinued Operations 	       	$.00                		$(.39)	             $(.39)
NET LOSS PER SHARE		             $(.68)	                                   $(1.07)




  Unaudited -- See accompanying notes to condensed consolidated pro-forma financial statements.


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


     PROGRESSIVE TELECOMMUNICATIONS CORPORATION AND SUBSIDIARIES
         CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 Year Ended September 30, 1999



						                      As Reported	             Pro-Forma	            Pro-Forma
	                            Combined	              Adjustments           Combined


REVENUES:	                $  4,541,768          $   (4,541,768)  1            	  -


COSTS AND EXPENSES:
	Cost of sales              	3,614,779	             (3,614,779)  1	              -
	Selling, general &
     administrative	         5,950,489	             (1,909,676)  1/2     4,040,813

                           		9,565,268	             (5,524,455)         	4,040,813


OPERATING LOSS             	(5,023,500)	               982,687         	(4,040,813)


OTHER INCOME (EXPENSE):
   Loss from discontinued
       operations	                   -	             (4,678,885)  3     	(4,678,885)
	  Other income                	10,391	                   (707)  1	          9,684
	Interest expense            	(149,372)	                73,913   1        	(75,459)

                              (139,981)            	(4,605,679)        	(4,744,660)


NET LOSS               	$   (5,162,481)         $   (3,622,992)    	$   (8,785,473)

WEIGHTED AVERAGE NUMBER
  OF COMMON SHARES
     OUTSTANDING             8,177,529               8,177,529           8,177,529



NET LOSS PER SHARE -
  Basic and Diluted -
  Continuing Operations         $(.63)                                      $(.63)
NET LOSS PER SHARE -
  Discontinued Operation       	$0.00                 		$(.44)	             $(.44)
NET LOSS PER SHARE		            $(.63)	                                     $(1.07)




     Unaudited -- See accompanying notes to condensed consolidated pro-forma financial statements.



                          BUSINESSMALL.COM, INC.

Notes To Unaudited Condensed Consolidated Pro-forma Financial Statements



A description of the adjustments included in the unaudited pro-forma financial statement are as follows:

Pro-Forma Condensed Consolidated Balance Sheet and Statement of Operations six months ended March 31, 2000:

Balance Sheet

	1 Elimination of all assets and liabilities from discontinued operations
	2 Elimination of goodwill associated with initial purchase of discontinued operations
 3 Recognition of closing cost reimbursement owed to buyer
 4 Recognition of loss on sale of discontinued operations

Statement of Operations

	1 Eliminate Revenue and expenses of discounted operations.
 2 Eliminate amortization of goodwill associated with initial purchase of discontinued operations
	3 Recognition of  loss on sale of discontinued operations

Pro-Forma Condensed Consolidated Statement of Operations year ended September 30, 1999

	1 Eliminate Revenue and expenses of discounted operations.
 2 Eliminate amortization of goodwill associated with initial purchase of discontinued operations
 3 Recognition of loss on sale of discontinued operations





Dated:  June 28, 2000
June 8-K